UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INFINERA CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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INFINERA CORPORATION

ATTN: MICHAEL HOPP

6373 SAN IGNACIO AVENUE

SAN JOSE, CA 95119

D48163-P54097-Z79638

Your Vote Counts!

INFINERA CORPORATION

2021 Annual Meeting

Vote by May 20, 2021

11:59 PM ET

You invested in INFINERA CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 21, 2021.

Get informed before you vote

View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 21, 2021
vote without entering a	10:00 AM PDT
control number
Virtually at: www.virtualshareholdermeeting.com/INFN2021

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	To elect the four Class II Directors named in the Proxy Statement to serve until the 2024 Annual Meeting of Stockholders.

Nominees:

1a.	Gregory P. Dougherty	For

1b.	David W. Heard	For

1c.	Paul J. Milbury	For

1d.	David F. Welch, Ph.D.	For

2.	To approve an amendment to the Infinera Corporation 2016 Equity Incentive Plan to (i) increase the number of shares authorized for issuance thereunder by 4,350,000 shares.	For

3.	To approve, on an advisory basis, the compensation of Infinera’s named executive officers, as described in the Proxy Statement.	For

4.	To ratify the appointment of Ernst & Young LLP as Infinera’s independent registered public accounting firm for the fiscal year ending December 25, 2021.	For

NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

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D48164-P54097-Z79638